SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report:  February 5, 1996

                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)


       Delaware              1-5587               73-0642271
   (State or other        (Commission         (I.R.S. Employer
    jurisdiction of        File Number)      Identification No.)
    incorporation)


          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                  Exhibit 99  - Press  Release dated February 5,  1996 - The
                                Company received from  Enron Oil & Gas India
                                Ltd. an 18 month contract for each of the jackup drilling units J. T. ANGEL and HARVEY
                                H. WARD.


                             SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION


                              By  /s/T. W. Nagle
                                  ---------------------------
                                    T. W. Nagle
                                    Executive Vice President,
                                    Finance and Administration


  Dated: February 5, 1996